INSURED MUNICIPAL INCOME FUND INC.                                 ANNUAL REPORT


                                                           May 15, 2000

Dear Shareholder,

We are pleased to present you with the annual report for Insured Municipal Income Fund Inc. (the "Fund") for the fiscal year ended March 31, 2000.


MARKET REVIEW
================================================================================

[graphic omitted]  The Fund's fiscal year was a difficult time for all fixed income investors, including municipal investors. A number of negative factors impacted municipal bonds: rising interest rates, diversion of investment into technology stocks, surges of bond issuance brought on by Y2K worries, and finally, the disruption caused by the U.S. Treasury's announcement of a $30 billion buyback of long-term debt for calendar-year 2000. In the final months of the fiscal year, however, new issuance dropped off due to lack of economically feasible refundings and municipality budget surpluses. Strong municipal price performance resulted from the scarcity. The turbulent equity markets provided another boost, as investors sought to take profits and protect capital. Municipal bonds ended up with a slight loss of 0.08% for the 12 months ended March 31, 2000, as measured by the Lehman Brothers Municipal Bond Index.


-----------------------------

INSURED MUNICIPAL
INCOME FUND INC.

INVESTMENT GOAL:
High current income
exempt from federal
income tax, consistent
with preservation of
capital

PORTFOLIO MANAGER:
Elbridge T. Gerry, III
Mitchell Hutchins Asset
Management Inc.

COMMENCEMENT:
June 8, 1993

NYSE SYMBOL:
PIF

DIVIDEND PAYMENTS:
Monthly

-----------------------------


PORTFOLIO REVIEW
================================================================================

[Graphic omitted]

            AVERAGE ANNUAL RETURNS, PERIODS ENDED 3/31/00

            NET ASSET VALUE RETURNS           FUND1             LIPPER MEDIAN3
--------------------------------------------------------------------------------
            6 Months                            1.87%                   1.83%
            1 Year                             -1.68                   -2.79
            5 Years                             7.03                    5.83
            Since Inception 6/8/93              4.96                    5.43
--------------------------------------------------------------------------------

            MARKET PRICE RETURNS              FUND2             LIPPER MEDIAN3
--------------------------------------------------------------------------------
            6 Months                           -1.35%                  -2.63%
            1 Year                            -10.49                  -11.72
            5 Years                             7.84                    5.30
            Since Inception 6/8/93              2.80                    3.84
--------------------------------------------------------------------------------

1 NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates.

2 Market price return assumes dividends were reinvested under the Dividend
  Reinvestment Plan.

3 Lipper Insured Municipal Debt Funds (Leveraged) Median.

 Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of less than one year are not annualized.

ANNUAL REPORT

SHARE PRICE, DIVIDEND AND YIELD                                      3/31/00
--------------------------------------------------------------------------------
Net Asset Value                                                      $14.54
Market Price                                                         $12.00
Current-Month Dividend                                               $0.064
12-Mo. Dividend                                                      $0.768
Market Yield                                                          6.40%
NAV Yield                                                             5.28%
IPO Yield                                                             5.12%
--------------------------------------------------------------------------------

Market yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the current month's distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the current month's distribution by 12 and dividing by the initial public offering price. Prices and yields will vary.

PORTFOLIO HIGHLIGHTS

    The Fund outperformed its Lipper peer group median on both net-asset-value and market-price bases, for all periods except since inception. The main reasons for the Fund's outperformance were its duration and yield curve positions. The Fund's duration--a measure of a bond portfolio's sensitivity to interest-rate changes--remained below the Lipper peer-group average throughout the fiscal year and helped performance as interest rates rose. The Fund's overweighting in the 15-20 year section of the yield curve also helped performance as the yield curve steepened in January. The Fund's top sectors mostly remained the same through the fiscal year.

   We intend to pursue opportunities to lengthen the Fund's duration. As of this writing, we prefer the longer end of the yield curve (20-25 years) and those bonds with a premium coupon. We are targeting bonds with above-average total return potential. We have been avoiding the healthcare and resource recovery sectors, as consoli-dations and competition continue to hamper their perfor-mance. We remain selectively positive on the power sector--still the Fund's largest sector weighting--where uncertainty over deregulation has created buying opportunities.



OUTLOOK
================================================================================

    Going into the next fiscal year, we expect to continue to emphasize duration positioning, sector allocation and security selection in an effort to achieve competitive total returns. We intend to avoid the shorter-intermediate area of the curve. Smaller buy- and-hold purchasers typically seek these high quality areas of the curve, which generally don't compensate holders for the inherent risks of the securities.

    We believe that during the next fiscal period the municipal yield curve will remain steep and credit spreads will stay wide, creating opportunities for total returns. We also anticipate supply continuing to diminish. New issuance over the next two years may drop 33%, providing additional opportunities in a lower-liquidity environment. Market sentiment has clearly changed; however, the fundamentals and inflationary threats that haunted us before are still a factor. The Fed's response to the growing economy continues to be a work in progress.

INSURED MUNICIPAL INCOME FUND INC.                                 ANNUAL REPORT


    Due to the particularly strong performance of the long Treasury, municipal yields as a percentage of taxables are currently at 98%. The historical five-year average is approximately 85%. As this investment opportunity becomes more evident to the public, and while the equity markets continue to weather turbulence, we expect this ratio to return to a more normal range.

PORTFOLIO STATISTICS

CHARACTERISTICS*                              3/31/00                9/30/99
--------------------------------------------------------------------------------
Net Assets ($mm)                              $449.9                 $452.5
Weighted Avg Maturity                        13.75 yrs              13.71 yrs
Weighted Avg Duration                        6.40 yrs               6.22 yrs
Weighted Avg Coupon                            5.88%                  5.95%
AMT Paper                                       0%                     0%
Leverage                                       33%                     33%
Callable/Maturing Within Five Years            31.3%                  45.0%
Callable/Maturing Beyond Five Years            68.7%                  55.0%
--------------------------------------------------------------------------------

TOP TEN STATES*                3/31/00                                9/30/99
--------------------------------------------------------------------------------
Illinois                        16.3%         Illinois                 16.2%
Texas                           12.9          Texas                    11.9
Pennsylvania                    11.1          Pennsylvania             11.0
Rhode Island                     7.0          Rhode Island              6.9
Nevada                           5.8          Nevada                    5.8
Indiana                          4.8          Indiana                   4.7
Kentucky                         4.6          Kentucky                  4.6
Alabama                          3.2          South Carolina            3.9
Louisiana                        3.2          West Virginia             3.7
New Mexico                       3.2          Louisiana                 3.2
--------------------------------------------------------------------------------
Total                           72.1          Total                    71.9

TOP TEN SECTORS*              3/31/00                                   9/30/99
--------------------------------------------------------------------------------
Power                           21.6%         Power                     22.7%
Water                           20.0          Water                     20.4
Healthcare                      19.0          Healthcare                19.0
Sales Tax                       12.1          Sales Tax                 12.0
General Obligations              8.7          General Obligations       10.6
Airport                          5.4          Airport                    5.4
Hotel                            3.1          Hotel                      3.0
Excise Tax                       2.6          Excise Tax                 2.5
Sewer                            1.7          Gas Distribution           1.6
Gas Distribution                 1.7          Housing                    1.6
--------------------------------------------------------------------------------
Total                           95.9          Total                       98.8

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

CREDIT QUALITY*                        3/31/00                    9/30/99
--------------------------------------------------------------------------------
SP-1/VMIG-1                              0.2%                       0.3%
A1/P1                                    0.0                        0.1
AAA/Aaa                                 99.8                       99.6
--------------------------------------------------------------------------------
Total                                  100.0                      100.0


    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on a fund in the PaineWebber Family of Funds,4 please contact your Financial Advisor.

Sincerely,

/s/ MARGO ALEXANDER                      /s/ ELBRIDGE T. GERRY, III
-------------------                      --------------------------
MARGO ALEXANDER                          ELBRIDGE T. GERRY, III

Chairman and Chief Executive Officer     Senior Vice President
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
                                         Portfolio Manager, Insured Municipal
                                         Income Fund Inc.



/s/ BRIAN M. STORMS
-------------------
BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
4 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read before investing.

INSURED MUNICIPAL INCOME FUND INC.

PORTFOLIO OF INVESTMENTS                                          MARCH 31, 2000

PRINCIPAL                                         MOODY'S       S&P
 AMOUNT                                            RATING       RATING     MATURITY          INTEREST
  (000)                                          (UNAUDITED)  (UNAUDITED)    DATES             RATES         VALUE
--------                                         ----------   ----------    -------           -------      ---------

LONG-TERM MUNICIPAL BONDS--98.28%

ALABAMA--3.18%
$ 1,590  Alabama Water Pollution Control
           Authority--Revolving Fund Loan
           Series A (AMBAC Insured) ..............  Aaa         AAA       08/15/17             6.750%      $ 1,689,566
  5,400  Birmingham Special Care Facilities
           Finance Authority--Birmingham
           Baptist Medical Center (MBIA Insured)..  Aaa         AAA       08/15/23             5.500         5,088,420
  8,000  Jefferson County Sewer Revenue Refunding
           Water Series A (FGIC Insured) .........  Aaa         AAA       02/01/27             5.375         7,518,880
                                                                                                           -----------
                                                                                                            14,296,866
                                                                                                           -----------
CALIFORNIA--2.27%
     30  California State (FGIC Insured) .........  Aaa         AAA       11/01/12             7.000            32,869
    970  California State (Pre-refunded with U.S.
           Government Securities to 11/01/04 @ 102)
           (FGIC Insured) ........................  Aaa         AAA       11/01/12             7.000         1,085,624
  1,585  Contra Costa Water District
           (FGIC Insured) ........................  Aaa         AAA       10/01/13             6.000         1,647,766
  5,000  Los Angeles County Sales Tax Commission--
           Sales Tax Revenue Series B
           (FGIC Insured) ........................  Aaa         AAA       07/01/15             6.500         5,200,650
  2,250  Los Angeles Wastewater System
           (MBIA Insured) ........................  Aaa         AAA       06/01/20             5.700         2,259,180
                                                                                                           -----------
                                                                                                            10,226,089
                                                                                                           -----------
DELAWARE--2.22%
 10,000  Delaware State Economic Development
           Authority
           Delmarva Power (MBIA Insured) .........  Aaa         AAA       06/01/21             5.900        10,001,700
                                                                                                           -----------
DISTRICT OF COLUMBIA--0.91%
  4,000  District of Columbia Hospital Revenue
           Bonds--
           Medlantic Health Care Group
           (MBIA Insured) ........................  Aaa         AAA       08/15/14             5.750         4,099,880
                                                                                                           -----------
ILLINOIS--16.07%
  4,000  Illinois Development Finance Authority
           Pollution Refunding
           Commonwealth Edison Company Project
           Series D (AMBAC Insured) ..............  Aaa         AAA       03/01/15             6.750         4,273,880
  4,500  Illinois Health Facilities Authority
           Franciscan Sisters
           Health Care (MBIA Insured) ............  Aaa         AAA       09/01/18             5.750         4,587,075
 10,000  Illinois Municipal Electric Agency
           (AMBAC Insured) .......................  Aaa         AAA       02/01/21             5.750        10,319,800
  8,000  Central Lake County Joint Action Water
           Agency (FGIC Insured) .................  Aaa         AAA       05/01/20             5.375         7,581,120
 17,220  Chicago 911 System (FGIC Insured) .......  Aaa         AAA       01/01/23             5.625        17,891,924
 11,400  Chicago--O'Hare International Airport
           (MBIA Insured) ........................  Aaa         AAA       01/01/15        5.500 to 6.375    11,781,012
  4,600  Chicago Public Building Commission
           (MBIA Insured) ........................  Aaa         AAA       12/01/18             5.750         4,819,144
  8,000  Regional Transportation Authority
           (AMBAC Insured) .......................  Aaa         AAA       06/01/22             6.125         8,231,120
  2,750  Regional Transportation Authority
           (FGIC Insured) ........................  Aaa         AAA  06/01/23 to 06/01/25  5.850 to 7.100    2,810,375
                                                                                                          ------------
                                                                                                            72,295,450
                                                                                                          ------------

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL                                         MOODY'S       S&P
 AMOUNT                                            RATING       RATING     MATURITY          INTEREST
  (000)                                          (UNAUDITED)  (UNAUDITED)    DATES             RATES         VALUE
--------                                         ----------   ----------    -------           -------      ---------

LONG-TERM MUNICIPAL BONDS (CONTINUED)

INDIANA--4.73%

$ 2,500  Indiana Health Facilities Finance
           Authority--Columbus Regional Hospital
           (CGIC Insured) ......................... Aaa         AAA         08/15/22          5.500%      $ 2,370,525
 7,835   Indianapolis Gas & Utilities
           (FGIC Insured) ......................... Aaa         AAA         06/01/21          5.375         7,403,997
12,000   Marion County Convention Center
           (AMBAC Insured) ........................ Aaa         AAA         06/01/21          5.500        11,520,960
                                                                                                          -----------
                                                                                                           21,295,482
                                                                                                          -----------
IOWA--1.01%
 4,625   Ames Hospital Authority--Mary Greeley
           Medical Center (AMBAC Insured) ......... Aaa         AAA         08/15/22          5.750         4,527,829
                                                                                                          -----------
KENTUCKY--4.51%
 1,150   Kentucky Development Finance Authority
           Hospital Revenue--St. Luke Hospital
           Incorporated Series A (MBIA Insured) ... Aaa         AAA         10/01/21          7.000         1,212,939
17,530   Louisville & Jefferson County
           (AMBAC Insured) ........................ Aaa         AA        05/15/24 to
                                                                            05/15/25      6.500 to 6.750   19,061,408
                                                                                                          -----------
                                                                                                           20,274,347
                                                                                                          -----------
LOUISIANA--3.17%
10,500   Louisiana Public Facilities Authority--
           Alton Oschner Hospital (MBIA Insured) .. Aaa         AAA       05/15/11 to
                                                                            05/15/17      5.750 to 6.000   10,590,585
 1,710   Louisiana Public Facilities Authority--
         Tulane University (FGIC Insured) ......... Aaa         AAA         02/15/18          5.750         1,717,062
 1,870   Louisiana Public Facilities Authority--
           Tulane University (Pre-refunded with
           U.S.Government Securities to
           02/15/03 @ 102) (FGIC Insured) ......... Aaa         AAA         02/15/18          5.750         1,950,672
                                                                                                          -----------
                                                                                                           14,258,319
                                                                                                          -----------
MAINE--2.03%
 3,105   Maine Health & Higher Educational
           Facilities Authority Revenue
           (FSA Insured) .......................... Aaa         AAA         07/01/23          5.500         2,933,666
 4,785   Maine Health & Higher Educational
           Facilities Authority Revenue
           (Pre-refunded with U.S. Government
           Securities to 07/01/12 @ 100)
           (FSA Insured) .......................... NR          AAA         07/01/23          5.500         4,544,075
 1,500   Maine Health & Higher Educational
           Facilities Authority Revenue
           (Pre-refunded with U.S. Government
           Securities to 07/01/04 @ 102)
           (FSA Insured) .......................... Aaa         AAA         07/01/24          7.000         1,646,835
                                                                                                          -----------
                                                                                                            9,124,576
                                                                                                          -----------
MASSACHUSETTS--2.33%
10,000   Massachusetts State Health & Educational
           Facility Brigham & Woman's Hospital
           (MBIA Insured) ......................... Aaa         AAA         07/01/24          6.750        10,481,300
                                                                                                          -----------

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL                                          MOODY'S       S&P
 AMOUNT                                            RATING       RATING     MATURITY          INTEREST
  (000)                                          (UNAUDITED)  (UNAUDITED)    DATES             RATES         VALUE
--------                                         ----------   ----------    -------           -------      ---------
LONG-TERM MUNICIPAL BONDS (CONTINUED)

MICHIGAN--1.50%

$ 7,020  Michigan State Housing Finance Authority
           (AMBAC Insured) ........................ Aaa         AAA        04/01/23          5.900%       $ 6,763,700
                                                                                                          -----------
NEVADA--5.73%
  7,750  Clark County Airport-McCarran International
           Airport (AMBAC Insured) ................ Aaa         AAA        07/01/22          6.000          8,099,990
  4,000  Clark County General Obligation Bonds
           (AMBAC Insured) ........................ Aaa         AAA        06/01/16          6.000          4,102,880
  2,000  Clark County Sanitation District
           (FGIC Insured) ......................... Aaa         AAA        07/01/11          5.700          2,044,320
11,500   Washoe County Gas and Water Sierra Power
           (MBIA Insured) ......................... Aaa         AAA        06/01/23          5.900         11,533,350
                                                                                                          -----------
                                                                                                           25,780,540
                                                                                                          -----------
NEW HAMPSHIRE--1.31%
 5,000   New Hampshire Higher Education & Health
           Authority--Lakes Region Hospital
           (FGIC Insured) ......................... Aaa         AAA        01/01/17          5.500          4,882,000
 1,000   New Hampshire Higher Education & Health
           Authority--University of New Hampshire
           (MBIA Insured) ......................... Aaa         AAA        07/01/24          5.750            989,580
                                                                                                          -----------
                                                                                                            5,871,580
                                                                                                          -----------
NEW JERSEY--1.17%
 5,000   Salem County Industrial Pollution Control
           Refunding Public Service Electric and
           Gas Series D (MBIA Insured) ............ Aaa         AAA        10/01/29          6.550          5,246,400
                                                                                                          -----------
NEW MEXICO--3.12%
 8,850   Gallup Pollution Control Revenue Plains
           Electric (MBIA Insured) ................ Aaa         AAA        08/15/17          6.650          9,094,879
 4,700   Santa Fe Water Revenue (AMBAC Insured) ... Aaa         AAA        06/01/24          6.300          4,953,565
                                                                                                          -----------
                                                                                                           14,048,444
                                                                                                          -----------
NEW YORK--1.15%
 2,115   New York Series J (MBIA Insured) ......... Aaa         AAA        08/01/13          5.375          2,123,989
 1,250   New York State Thruway Authority
           Highway & Bridge Trust Fund Series C
           (FGIC Insured) ......................... Aaa         AAA        04/01/10          5.250          1,255,800
 2,000   Long Island Power Authority New York
           Electric Systems Revenue General Series A
           (FSA Insured) .......................... Aaa         AAA        12/01/22          5.125          1,805,140
                                                                                                          -----------
                                                                                                            5,184,929
                                                                                                          -----------
NORTH CAROLINA--0.91%
 4,000   Piedmont Triad Airport Authority
           Airport Revenue Series A (MBIA Insured). Aaa         AAA        07/01/16          6.750          4,100,080
                                                                                                          -----------

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL                                         MOODY'S       S&P
 AMOUNT                                            RATING       RATING     MATURITY          INTEREST
  (000)                                          (UNAUDITED)  (UNAUDITED)    DATES             RATES         VALUE
--------                                         ----------   ----------    -------           -------      ---------

LONG-TERM MUNICIPAL BONDS (CONTINUED)

OHIO--0.74%

$ 3,000  Cleveland Public Power Systems Revenue--
           First Mortgage Series A (MBIA Insured).. Aaa         AAA        11/15/24            7.000%     $ 3,314,700
                                                                                                          -----------
PENNSYLVANIA--10.91%
16,435   Pennsylvania Intergovernmental Cooperative
           Authority (MBIA Insured) ............... Aaa         AAA  06/15/15 to 06/15/23 5.600 to 5.62   516,840,375
 2,675   Pennsylvania Intergovernmental Cooperative
           Authority Philadelphia Funding Program
           (FGIC Insured) ......................... Aaa         AAA        06/15/14            7.000        2,930,088
 6,130   North Wales Water Authority
           (FGIC Insured) ......................... Aaa         AAA        11/01/16            5.500        5,992,872
 2,000   Philadelphia Pennsylvania (FSA Insured) .. Aaa         AAA  03/15/13 to 03/15/14      5.250        1,969,440
 3,750   Philadelphia Pennsylvania School District
           Series A (MBIA Insured) ................ Aaa         AAA        04/01/16            5.250        3,612,487
10,530   Philadelphia Water & Waste Water Revenue
           (FSA Insured) .......................... Aaa         AAA        06/15/15            5.500       10,507,571
 6,970   Philadelphia Water & Waste Water Revenue
           (Pre-refunded with U.S. Government
           Securities to 06/15/03 @ 102)
           (FSA Insured) .......................... Aaa         AAA        06/15/15            5.500        7,237,230
                                                                                                          -----------
                                                                                                           49,090,063
                                                                                                          -----------
RHODE ISLAND--6.90%
14,000   Rhode Island Convention Center Authority
           (AMBAC Insured) ........................ Aaa         AAA        05/15/27            5.750       13,657,420
 5,140   Rhode Island Depositors Economic Protection
           Corporation (FSA Insured) .............. NR          AAA        08/01/14            5.750        5,338,352
 4,860   Rhode Island Depositors Economic Protection
           Corporation (FSA Insured) .............. Aaa         AAA        08/01/14            5.750        5,067,328
 7,000   Rhode Island Depositors Economic Protection
           Corporation (Pre-refunded with U.S.
           Government Securities to 02/01/11 @ 100)
           (MBIA Insured) ......................... Aaa         AAA        08/01/21            5.250        6,993,770
                                                                                                          -----------
                                                                                                           31,056,870
                                                                                                          -----------
SOUTH CAROLINA--2.78%
10,000   South Carolina Public Services Authority
           (MBIA Insured) ......................... Aaa         AAA      07/01/21 to
                                                                           07/01/31       5.500 to 6.000    9,877,600
 2,625   Charleston County Hospital Facilities
           Authority--
           Bon Secours Health System (FSA Insured). Aaa         AAA        08/15/25            5.625        2,620,223
                                                                                                          -----------
                                                                                                           12,497,823
                                                                                                          -----------
TENNESSEE--1.10%
 5,000   Sullivan County Health Education and Housing
           Facilities Board--Holston Valley Health
           (MBIA Insured) ......................... Aaa         AAA        02/15/20            5.750        4,952,900
                                                                                                          -----------

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL                                         MOODY'S       S&P
 AMOUNT                                            RATING       RATING     MATURITY          INTEREST
  (000)                                          (UNAUDITED)  (UNAUDITED)    DATES             RATES         VALUE
--------                                         ----------   ----------    -------           -------      ---------
LONG-TERM MUNICIPAL BONDS (CONCLUDED)

TEXAS--12.67%

$ 7,000  Austin Utilities System (AMBAC Insured)..  Aaa         AAA        11/15/16           5.750%      $ 7,034,930
  7,945  Bexar Metropolitan Water District
           Waterworks Systems Revenue
           (MBIA Insured) ........................  Aaa         AAA        05/01/22           5.875         7,955,884
  5,730  Bexar Metropolitan Water District
           Waterworks Systems Revenue
           (Pre-refunded with U.S. Government
           Securities to 05/01/05 @ 102)
           (MBIA Insured) ........................  NR          AAA        05/01/22           5.875         6,068,013
  7,000  Houston Water and Sewer Systems Revenue
           Junior Lien Series C (FGIC Insured) ...  Aaa         AAA        12/01/22           5.250         6,475,770
  3,620  Lower Colorado River Authority Texas
           Revenue Refunding .....................  Aaa         AAA        05/15/13           6.000         3,804,693
 10,000  Lubbock Health Facilities--Methodist
           Hospital (AMBAC Insured) ..............  Aaa         AAA        12/01/22           5.900        10,488,800
  9,005  Matagorda County Navigation District 1
           Revenue--Houston Light & Power
           (AMBAC Insured) .......................  Aaa         AAA        03/01/27           6.700         9,416,168
  4,955  San Antonio Water Revenue (MBIA Insured).  Aaa         AAA        05/15/16           6.000         5,000,685
    720  San Antonio Water Revenue
           (Pre-refunded with U.S. Government
           Securities to 05/15/11 @ 100)
           (MBIA Insured) ........................  Aaa         AAA        05/15/16           6.000           757,512
                                                                                                          -----------
                                                                                                           57,002,455
                                                                                                          -----------
WASHINGTON--2.10%
 4,000   Washington State Health Care Facilities--
           Tacoma Hospital (FGIC Insured) ........  Aaa         AAA        08/15/22          5.750          4,156,200
 5,000   Metropolitan Seattle Sewer (MBIA Insured)  Aaa         AAA        01/01/33          6.300          5,279,450
                                                                                                          -----------
                                                                                                            9,435,650
                                                                                                          -----------
WEST VIRGINIA--2.70%
 2,245   West Virginia State Water Development
           Authority (FSA Insured) ...............  Aaa         AAA        11/01/29          5.750          2,213,458
10,000   Marshall County Pollution Authority
           Ohio Power (MBIA Insured) .............  Aaa         AAA        04/01/22          5.900          9,936,700
                                                                                                          -----------
                                                                                                           12,150,158
                                                                                                          -----------
WISCONSIN--1.06%
 1,500   Wisconsin Health & Educational Facilities--
           Bellin Memorial Hospital (AMBAC Insured) Aaa         AAA        02/15/19          5.500          1,437,075
 3,500   Wisconsin State Health & Educational
           Facilities--
           Hospital Sisters Health System
           (MBIA Insured) ........................  Aaa         AAA        06/01/18          5.375          3,315,200
                                                                                                          -----------
                                                                                                            4,752,275
                                                                                                          -----------
Total Long-Term Municipal Bonds (cost--$431,201,361)                                                      442,130,405
                                                                                                          -----------

INSURED MUNICIPAL INCOME FUND INC.


PRINCIPAL                                         MOODY'S       S&P
 AMOUNT                                            RATING       RATING     MATURITY          INTEREST
  (000)                                          (UNAUDITED)  (UNAUDITED)    DATES             RATES         VALUE
--------                                         ----------   ----------    -------           -------      ---------

SHORT-TERM MUNICIPAL NOTES--0.25%

MICHIGAN--0.02%
$   100  University Michigan University Revenues
           Refunding Hospital Series A ...........  VMIG1         A1+      04/03/00          5.050%*    $    100,000
                                                                                                        ------------
NEW JERSEY--0.19%
   810   New Jersey Economic Development Authority
           Revenue Economic Growth Series B ......  VMIG1         NR       04/03/00          5.400*          810,000
                                                                                                        ------------
NEW YORK--0.02%
    100  New York Series A-8 .....................  VMIG1         A1+      04/03/00          3.750*          100,000
                                                                                                        ------------
TEXAS--0.02%
    100  Guadalupe-Blanco River Authority
           Pollution Control Revenue .............  VMIG1         A1+      04/03/00          3.800*          100,000
                                                                                                        ------------
         Total Short-Term Municipal Notes
           (cost--$1,110,000)                                                                              1,110,000
                                                                                                        ------------
         Total Investments
           (cost--$432,311,361)--98.53% ..........                                                       443,240,405
         Other assets in excess of liabilities--1.47%                                                      6,635,642
                                                                                                        ------------
Net Assets--100.00% ..............................                                                      $449,876,047
                                                                                                        ============


--------------
* Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates; the interest rates shown are the current rates as of March 31, 2000.
    NR -- Not Rated.
 AMBAC -- American Municipal Bond Assurance Corporation.
  CGIC -- Capital Guaranty Insurance Company.
  FGIC -- Financial Guaranty Insurance Company.
  FSA  -- Financial Security Assurance Incorporated.
  MBIA -- Municipal Bond Investors Assurance.

                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES                               MARCH 31, 2000



ASSETS:
Investments in securities, at value (cost--$432,311,361) .....................   $443,240,405
Cash .........................................................................         41,012
Interest receivable ..........................................................      7,495,630
Other assets .................................................................          3,980
                                                                                 ------------
Total assets .................................................................    450,781,027
                                                                                 ------------


LIABILITIES:

Dividends payable to preferred shareholders ..................................        327,553
Payable to investment adviser and administrator ..............................        293,065
Accrued expenses and other liabilities .......................................        284,362
                                                                                 ------------
Total liabilities ............................................................        904,980
                                                                                 ------------


NET ASSETS:

Auction Preferred Shares Series A, B, C & D--3,000 non-participating shares authorized, issued and outstanding; $0.001 par value; $50,000 liquidation
   value per share ...........................................................    150,000,000
                                                                                 ------------
Common Stock--$0.001 par value; total authorized shares--199,997,000;
   20,628,363 shares issued and outstanding ..................................    302,699,678
Undistributed net investment income ..........................................      1,058,084
Accumulated net realized loss from investment transactions ...................    (14,810,759)
Net unrealized appreciation of investments ...................................     10,929,044
                                                                                 ------------
Net assets applicable to common shareholders .................................    299,876,047
                                                                                 ------------
Total net assets .............................................................   $449,876,047
                                                                                 ============
Net asset value per common share ($299,876,047 applicable to 20,628,363 common
   shares outstanding) .......................................................         $14.54
                                                                                       ======







                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.

STATEMENT OF OPERATIONS

                                                                              FOR THE YEAR
                                                                                  ENDED
                                                                             MARCH 31, 2000
                                                                             --------------
INVESTMENT INCOME:

Interest ...................................................................  $ 25,828,894
                                                                              ------------

EXPENSES:

Investment advisory and administration .....................................     4,089,518
Auction Preferred Shares expenses ..........................................       382,851
Custody and accounting .....................................................       230,997
Legal and audit ............................................................        98,698
Reports and notices to shareholders ........................................        68,182
Transfer agency and service fees ...........................................        42,071
Directors' fees ............................................................        10,500
Other expenses .............................................................        28,335
                                                                              ------------
                                                                                 4,951,152
Less: Fee waiver from adviser and administrator ............................      (567,989)
                                                                              ------------
Net expenses ...............................................................     4,383,163
                                                                              ------------
Net investment income ......................................................    21,445,731
                                                                              ------------

REALIZED AND UNREALIZED LOSSES FROM INVESTMENT TRANSACTIONS:
Net realized losses from investment transactions ...........................       (22,336)
Net change in unrealized appreciation/depreciation of investments ..........   (21,741,401)
                                                                              ------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT TRANSACTIONS ............   (21,763,737)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................  $   (318,006)
                                                                              ============




                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE YEARS ENDED
                                                                               MARCH 31,
                                                                    -----------------------------
                                                                         2000            1999
                                                                    -------------   -------------
FROM OPERATIONS:

Net investment income ...........................................   $ 21,445,731    $ 21,110,115
Net realized gains (losses) from investment transactions ........        (22,336)         14,887
Net change in unrealized appreciation/depreciation of investments    (21,741,401)      3,450,143
                                                                    ------------    ------------
Net increase (decrease) in net assets resulting from operations..       (318,006)     24,575,145
                                                                    ------------    ------------


DIVIDENDS FROM:

Net investment income--common stockholders ......................    (15,842,583)    (15,842,583)
Net investment income--preferred stockholders ...................     (5,324,084)     (5,133,034)
                                                                    ------------    ------------
Total dividends to stockholders .................................    (21,166,667)    (20,975,617)
                                                                    ------------    ------------
Net increase (decrease) in net assets ...........................    (21,484,673)      3,599,528

NET ASSETS:

Beginning of year ...............................................    471,360,720     467,761,192
                                                                    ------------    ------------
End of year (including undistributed net investment income
 of $1,058,084 and $781,273, respectively) ......................   $449,876,047    $471,360,720
                                                                    ============    ============






                 See accompanying notes to financial statements

INSURED MUNICIPAL INCOME FUND INC.

STATEMENT OF CASH FLOWS

                                                                                FOR THE YEAR
                                                                                   ENDED
                                                                               MARCH 31, 2000
                                                                               --------------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:

Interest received ...........................................................    $25,711,774
Expenses paid (net of fee waivers) ..........................................     (5,030,313)
Sale of short-term portfolio investments, net ...............................      1,383,000
Purchase of long-term portfolio investments .................................    (35,742,087)
Sale of long-term portfolio investments .....................................     34,810,971
                                                                                 -----------
Net cash flows provided by operating activities .............................     21,133,345
                                                                                 -----------


CASH FLOWS USED IN FINANCING ACTIVITIES:

Dividends paid from net investment income to common stockholders ............    (15,842,583)
Dividends paid from net investment income to preferred stockholders .........     (5,249,750)
                                                                                 -----------
Net cash flows used in financing activities .................................    (21,092,333)
                                                                                 -----------


Net increase in cash ........................................................         41,012
Cash at beginning of year ...................................................             --

                                                                                 -----------
Cash at end of year .........................................................    $    41,012
                                                                                 ===========



RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:

Net decrease in net assets resulting from operations ........................    $  (318,006)
                                                                                 -----------
Decrease in investments, at value ...........................................     22,126,706
Increase in interest receivable .............................................        (28,205)
Decrease in other assets ....................................................            543
Decrease in payable to investment adviser and administrator .................        (17,242)
Decrease in payable to Custodian ............................................       (580,895)
Decrease in accrued expenses and other liabilities ..........................        (49,556)
                                                                                 -----------
Total adjustments ...........................................................     21,451,351

                                                                                 -----------
Net cash flows provided by operating activities .............................    $21,133,345
                                                                                 ===========






                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Insured Municipal Income Fund Inc. (the "Fund") was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company.

    The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of securities.

    DIVIDENDS AND DISTRIBUTIONS--The Fund intends to pay monthly cash dividends to common stockholders at a level rate that over time will result in the distribution of all of the Fund's net investment income remaining after the payment of dividends on any outstanding preferred stock. Dividends and distributions to common stockholders are recorded on the ex-dividend date. Dividends to preferred stockholders are accrued daily. Dividends from net investment income and distributions from realized capital gains from investment transactions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

    The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund's board of directors has approved an investment advisory and administration contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance

NOTES TO FINANCIAL STATEMENTS

with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets. For the year ended March 31, 2000, Mitchell Hutchins voluntarily waived $567,989 in investment advisory and administration fees from the Fund.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at March 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

    At March 31, 2000, the components of the net unrealized appreciation of investments were as follows:

    Gross appreciation (from investments having an excess
       of value over cost) ..............................     $13,173,896
    Gross depreciation (from investments having an excess
       of cost over value) ..............................      (2,244,852)
                                                              -----------
    Net unrealized appreciation of investments ..........     $10,929,044
                                                              ===========

    For the year ended March 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $35,742,087 and $34,810,971, respectively.

FEDERAL TAX STATUS

    The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

    At March 31, 2000, the Fund had a net capital loss carryforward of $14,774,575 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire by March 31, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

    To reflect reclassifications for the Fund arising from permanent "book/tax" differences for the year ended March 31, 2000, undistributed net investment income was decreased by $2,253 and paid-in-capital was increased by $2,253.

CAPITAL STOCK

    COMMON STOCK--There are 199,997,000 shares of $0.001 par value common stock authorized. Of the 20,628,363 common shares outstanding, 17,821 shares are owned by Mitchell Hutchins.

    AUCTION PREFERRED SHARES--The Fund has issued 800 shares of Auction Preferred Shares, Series A, 800 shares of Auction Preferred Shares, Series B, 800 shares of Auction Preferred Shares, Series C and 600 shares of Auction Preferred Shares, Series D, which are referred to herein collectively as the "APS." All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

    Dividends, which are cumulative, are generally reset every 364 days for APS Series A, 28 days for APS Series B, three months for APS Series C and 7 days for APS Series D. Dividend rates ranged from 2.990% to 5.900% for the year ended March 31, 2000.

    The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

    The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the preferred shares will vote separately as a class on certain matters, as required by law. The holders of the preferred shares have the right to elect two directors of the Fund.

INSURED MUNICIPAL INCOME FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                          FOR THE YEARS ENDED MARCH 31,
                                                               --------------------------------------------------
                                                                 2000       1999      1998       1997       1996
                                                                -------    -------   -------    -------   -------
Net asset value, beginning of year ..........................  $ 15.58    $ 15.40   $ 14.10    $ 14.11   $ 13.42
                                                               -------    -------   -------    -------   -------
Net investment income .......................................     1.04       1.02      1.03       1.05      1.06
Net realized and unrealized gains (losses) from investments .    (1.05)      0.18      1.30      (0.03)     0.67
                                                               -------    -------   -------    -------   -------
Net increase (decrease) from investment operations ..........    (0.01)      1.20      2.33       1.02      1.73
                                                               -------    -------   -------    -------   -------
Dividends:
   From net investment income--common stockholders ..........    (0.77)     (0.77)    (0.77)     (0.77)    (0.76)
   From net investment income--preferred stockholders .......    (0.26)     (0.25)    (0.26)     (0.26)`   (0.28)
                                                               -------    -------   -------    -------   -------
Total dividends to stockholders .............................    (1.03)     (1.02)    (1.03)     (1.03)    (1.04)
                                                               -------    -------   -------    -------   -------
Net asset value, end of year ................................  $ 14.54    $ 15.58   $ 15.40    $ 14.10   $ 14.11
                                                               =======    =======   =======    =======   =======
Per share market value, end of year .........................  $ 12.00    $ 14.25   $ 13.56    $ 12.00   $ 12.13
                                                               =======    =======   =======    =======   =======
Total investment return(1) ..................................   (10.49)%    10.96%    19.70%      5.45%    16.13%
                                                               =======    =======   =======    =======   =======
Ratios to average net assets attributable to common shares:
   Total expenses net of waivers from adviser ...............     1.44%      1.46%     1.49%      1.38%     1.33%
   Total expenses before waivers from adviser ...............     1.63%      1.65%     1.74%      1.76%     1.65%
   Net investment income before preferred stock dividends ...     7.05%      6.58%     6.84%      7.37%     7.45%
   Preferred stock dividends ................................     1.75%      1.60%     1.75%      1.81%     1.97%
   Net investment income available to common stockholders ...     5.30%      4.98%     5.09%      5.56%     5.48%
Supplemental data:
   Net assets, end of year (000's) .......................... $449,876   $471,361  $467,761   $440,758  $441,040
   Portfolio turnover rate                                           8%         5%        6%         0%        4%
   Asset coverage per share of preferred stock, end of year.. $149,959   $157,120  $155,920   $146,919  $147,013

--------------
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported and assuming reinvestment of dividends and other distributions to common stockholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

INSURED MUNICIPAL INCOME FUND INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To Board of Directors and Stockholders
Insured Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Insured Municipal Income Fund Inc., including the portfolio of investments, as of March 31, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of Insured Municipal Income Fund Inc. at March 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ ERNST & YOUNG LLP
                                                  ---------------------

New York, New York
May 15, 2000

INSURED MUNICIPAL INCOME FUND INC.

TAX INFORMATION--(UNAUDITED)

    We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (March 31, 2000) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the period by the Fund were federal tax-exempt interest dividends.

    The Fund did not invest in any securities which paid interest subject to the federal alternative minimum tax for individual taxpayers during its fiscal year. Therefore, none of the dividends paid by the Fund were subject to such tax.

    Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIVand will be mailed in January 2001. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

INSURED MUNICIPAL INCOME FUND INC.


GENERAL INFORMATION (unaudited)

THE FUND

    Insured Municipal Income Fund Inc. (the "Fund") is a diversified closed-end management investment company whose shares trade on the New YorkStock Exchange ("NYSE").The Fund's investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $69 billion in assets under management as of April 30, 2000.

SHAREHOLDER INFORMATION

    The Fund's NYSE trading symbol is "PIF." Weekly comparative net asset value and market price information about the Fund is published each Monday in THE WALLSTREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

DISTRIBUTION POLICY

    The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber Incorporated or its nominee, have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash.Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin at any time.

    Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received. Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

    Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNCBank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

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                                                                              21

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22

================================================================================

DIRECTORS

E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN                        George W. Gowen
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms
Mary C. Farrell

PRINCIPAL OFFICERS

Margo N. Alexander              Paul H. Schubert
PRESIDENT                       VICE PRESIDENT AND TREASURER
Dianne E. O'Donnell             Elbridge T. Gerry, III
VICE PRESIDENT AND SECRETARY    VICE PRESIDENT

Dennis L. McCauley
Vice President

INVESTMENT ADVISER AND
ADMINISTRATOR
MITCHELL HUTCHINS ASSET MANAGEMENT INC.
51 WEST 52ND STREET
NEW YORK, NEW YORK 10019





NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.





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                                                             INSURED

                                                            MUNICIPAL

                                                           INCOME FUND

                                                              INC.



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